Investments in and Advances to Unconsolidated Affiliates	12 Months Ended
Dec. 31, 2015
Equity Method Investments And Joint Ventures [Abstract]
Investments in and Advances to Unconsolidated Affiliates

NOTE 6 — INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES

Investments in and advances to unconsolidated affiliates consisted of the following:

	December 31,
	2015	2014
	(In thousands)
CityCenter Holdings, LLC – CityCenter (50%)	$1,136,452	$1,221,306
Elgin Riverboat Resort–Riverboat Casino – Grand Victoria (50%)	122,500	141,162
Marina District Development Company – Borgata (50%)	134,454	109,252
Other	98,091	87,314
	$1,491,497	$1,559,034

The Company recorded its share of the net income (loss) from unconsolidated affiliates, including adjustments for basis differences, as follows:

	Year Ended December 31,
	2015	2014	2013
	(In thousands)
Income from unconsolidated affiliates	$257,883	$63,836	$68,829
Preopening and start-up expenses	(3,475)	(917)	(507)
Non-operating items from unconsolidated affiliates	(76,462)	(87,794)	(208,682)
	$177,946	$(24,875)	$(140,360)

CityCenter

CityCenter litigation settlement. In December 2014, the Company and CityCenter entered into a settlement agreement with Perini Building Company, Inc. (“Perini”), general contractor for CityCenter, the remaining Perini subcontractors and relevant insurers to resolve all outstanding project lien claims and CityCenter’s counterclaims relating to the Harmon Hotel and Spa. The settlement was subject to execution of a global settlement agreement among the parties described above, which was subsequently executed, and CityCenter’s procurement of replacement general liability insurance covering construction of the CityCenter development, which was obtained in January 2015. The proceeds pursuant to such global settlement agreement, combined with certain prior Harmon-related insurance settlement proceeds, resulted in a gain of $160 million recorded by CityCenter during the first quarter of 2015, of which the Company recorded its 50% share of $80 million.

CityCenter distribution. In April 2015, CityCenter adopted an annual distribution policy and declared a special distribution of $400 million, of which the Company received its 50% share of $200 million. Under the annual distribution policy, CityCenter will distribute up to 35% of excess cash flow, subject to the approval of the CityCenter board of directors.

October 2013 debt restructuring transactions. In October 2013, CityCenter entered into a $1.775 billion senior secured credit facility. The senior secured credit facility consists of a $75 million revolving facility maturing in October 2018, and a $1.7 billion term loan B facility maturing in October 2020. The term loan B facility was issued at 99% of the principal amount and bears interest at LIBOR plus 3.25% with a LIBOR floor of 1.00%. Concurrent with the closing of the new senior secured credit facility, CityCenter issued a notice of full redemption with respect to its existing 7.625% senior secured first lien notes and 10.75%/11.50% senior secured second lien PIK toggle notes and discharged each of the indentures for its first and second lien notes at a premium in accordance with the terms of such indentures. As a result of the transaction, the Company recorded a charge of $70 million for its share of CityCenter’s non-operating loss on retirement of long-term debt, primarily consisting of premiums associated with the redemption of the existing first and second lien notes as well as the write-off of previously unamortized debt issuance costs. CityCenter permanently repaid $38 million and $154 million of its term loan B facility in 2015 and 2014, respectively.

In addition, in connection with the October 2013 debt restructuring, sponsor notes with a carrying value of approximately $738 million were converted to members’ equity. Subsequent to these transactions, CityCenter’s senior credit facility is its only remaining long-term debt.  The senior secured credit facility is secured by substantially all the assets of CityCenter, and contains certain financial covenants including minimum interest coverage ratios and maximum leverage ratio requirements (as defined in the CityCenter agreements).

Grand Victoria

At December 31, 2015, the Company reviewed the carrying value of its Grand Victoria investment for impairment due to a greater than anticipated decline in operating results due in part to a continued loss of market share to video gaming terminals, as well as a decrease in forecasted cash flows compared to the prior forecast. The Company used a blended discounted cash flow analysis and guideline public company method to determine the estimated fair value from a market participant’s viewpoint. Key assumptions included in the discounted cash flow analysis were estimates of future cash flows including outflows for capital expenditures, a long-term growth rate of 2% and a discount rate of 10.5%. Key assumptions in the guideline public company method included business enterprise value multiples selected based on the range of multiples in Grand Victoria’s peer group. As a result of the analysis, the Company determined that it was necessary to record an other-than-temporary impairment charge of $17 million at December 31, 2015, based on an estimated fair value of $123 million for the Company’s 50% interest. The Company intends to, and believes it will be able to, retain the investment in Grand Victoria; however, due to the extent of the shortfall and the Company’s assessment of the uncertainty of fully recovering its investment, the Company has determined that the impairment was other-than-temporary.

At June 30, 2014, the Company reviewed the carrying value of its Grand Victoria investment for impairment due to a greater than anticipated decline in operating results and loss of market share due to the proliferation of video gaming terminals in the Illinois market, as well as a decrease in forecasted cash flows compared to the prior forecast. The Company used a blended discounted cash flow analysis and guideline public company method to determine the estimated fair value from a market participant’s viewpoint. Key assumptions included in the discounted cash flow analysis were estimates of future cash flows including outflows for capital expenditures, a long-term growth rate of 2% and a discount rate of 10.5%. Key assumptions in the guideline public company method included business enterprise value multiples selected based on the range of multiples in Grand Victoria’s peer group. As a result of the analysis, the Company determined that it was necessary to record an other-than-temporary impairment charge of $29 million at June 30, 2014, based on an estimated fair value of $140 million for the Company’s 50% interest.

At June 30, 2013, the Company reviewed the carrying value of its Grand Victoria investment for impairment due to a greater than anticipated decline in operating results and loss of market share as a result of the opening of a new river boat casino in the Illinois market, as well as a decrease in forecasted cash flows compared to the prior forecast. The Company used a blended discounted cash flow analysis and guideline public company method to determine the estimated fair value from a market participant’s viewpoint. Key assumptions included in the discounted cash flow analysis were estimates of future cash flows including outflows for capital expenditures, a long-term growth rate of 2% and a discount rate of 11%. Key assumptions in the guideline public company method included business enterprise value multiples selected based on the range of multiples in Grand Victoria’s peer group. As a result of the analysis, the Company determined that it was necessary to record an other-than-temporary impairment charge of $37 million based on an estimated fair value of $170 million for the Company’s 50% interest.

Las Vegas Arena Company

In September 2014, a wholly owned subsidiary of Las Vegas Arena Company entered into a senior secured credit facility to finance construction of the T-Mobile Arena. In connection with this senior credit facility, MGM Resorts International and AEG each entered into a repayment guarantee for the term loan B (which is subject to increases and decreases in the event of rebalancing of the principal amount of indebtedness between the term loan A and term loan B facilities). As of December 31, 2015, the senior secured credit facility consisted of a $120 million term loan A and an $80 million term loan B. The senior secured credit facility matures in October 2016, with an option to extend the maturity for three years. The senior secured credit facility is secured by substantially all the assets of the Las Vegas Arena Company, and contains certain financial covenants applicable upon opening of the T-Mobile Arena. In accordance with the Las Vegas Arena Company’s senior secured credit facility, the Company and AEG contributed equal amounts totaling $175 million for construction, all of which has been contributed as of December 31, 2015. See Note 11 for discussion of the Company’s joint and several completion and repayment guarantees and equity contribution commitments related to the Las Vegas Arena Company.

Silver Legacy

As discussed in Note 4, the Company closed the sale of its 50% interest in Silver Legacy on November 23, 2015, received proceeds of $58 million, and recorded a gain of $20 million. The Company’s investment in Silver Legacy was not classified as discontinued operations because the Company has concluded that the sale will not have a major effect on the Company’s operations or its financial results and it does not represent a disposal of a major geographic segment or product line.

Unconsolidated Affiliate Financial Information

Summarized balance sheet information of the unconsolidated affiliates is as follows:

	December 31,
	2015	2014
	(In thousands)
Current assets	$592,883	$772,412
Property and other assets, net	9,128,866	9,381,601
Current liabilities	482,633	683,452
Long-term debt and other long-term obligations	2,268,157	2,396,376
Equity	6,970,959	7,074,185

Summarized results of operations of the unconsolidated affiliates are as follows:

	Year Ended December 31,
	2015	2014	2013
	(In thousands)
Net revenues	$2,362,258	$2,299,698	$2,280,309
Operating expenses	(1,941,812)	(2,278,039)	(2,247,743)
Operating income	420,446	21,659	32,566
Interest expense	(142,396)	(164,055)	(328,740)
Non-operating expenses	(15,101)	(13,337)	(146,898)
Net income (loss)	$262,949	$(155,733)	$(443,072)

Results of operations of the unconsolidated affiliates includes the results of Silver Legacy through the date of disposition on November 23, 2015.

Basis Differences

The Company’s investments in unconsolidated affiliates do not equal the Company’s share of venture-level equity due to various basis differences. Basis differences related to depreciable assets are being amortized based on the useful lives of the related assets and liabilities and basis differences related to non–depreciable assets, such as land and indefinite-lived intangible assets, are not being amortized. Differences between the Company’s share of venture-level equity and investment balances are as follows:

	December 31,
	2015	2014
	(In thousands)
Venture-level equity attributable to the Company	$3,486,117	$3,532,746
Adjustment to CityCenter equity upon contribution of net assets by MGM Resorts International (1)	(573,163)	(578,554)
CityCenter capitalized interest (2)	241,374	251,450
CityCenter completion guarantee (3)	372,785	466,660
CityCenter deferred gain (4)	(236,327)	(238,749)
CityCenter capitalized interest on sponsor notes (5)	(47,158)	(49,892)
Other-than-temporary impairments of CityCenter investment (6)	(1,800,191)	(1,857,673)
Other-than-temporary impairments of Borgata investment (7)	(126,446)	(130,333)
Acquisition fair value adjustments net of other-than-temporary impairments of Grand Victoria investment (8)	99,619	116,669
Other adjustments	74,887	46,710
	$1,491,497	$1,559,034

(1)	Primarily relates to land and fixed assets.
(2)	Relates to interest capitalized on the Company’s investment balance during development and construction stages.
(3)	Created by contributions to CityCenter under the completion guarantee recognized as equity contributions by CityCenter split between the members.
(4)	Relates to a deferred gain on assets contributed to CityCenter upon formation of CityCenter.
(5)	Relates to interest on the sponsor notes capitalized by CityCenter during development. Such sponsor notes were converted to equity in 2013.
(6)	The impairment of the Company’s CityCenter investment includes $426 million of impairments allocated to land.
(7)	The impairment of the Company’s Borgata investment includes $90 million of impairments allocated to land.
(8)	Relates to indefinite-lived gaming license rights for Grand Victoria and other-than-temporary impairments of the Company’s investment in Grand Victoria.